EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Scott Epperson, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the GS Mortgage Securities Trust 2019-GC42 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, K-Star Asset Management LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Diamondback Industrial Portfolio 1 Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Diamondback Industrial Portfolio 1 Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Diamondback Industrial Portfolio 1 Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Diamondback Industrial Portfolio 1 Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Diamondback Industrial Portfolio 1 Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Diamondback Industrial Portfolio 1 Mortgage Loan, KeyBank National Association, as Primary Servicer for the Moffett Towers II - Buildings 3 & 4 Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Moffett Towers II - Buildings 3 & 4 Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Moffett Towers II - Buildings 3 & 4 Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Moffett Towers II - Buildings 3 & 4 Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Moffett Towers II – Buildings 3 & 4 Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 30 Hudson Yards Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the 30 Hudson Yards Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 30 Hudson Yards Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 30 Hudson Yards Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 30 Hudson Yards Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 30 Hudson Yards Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Grand Canal Shoppes Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Grand Canal Shoppes Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Grand Canal Shoppes Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Grand Canal Shoppes Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Grand Canal Shoppes Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Woodlands Mall Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Woodlands Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Woodlands Mall Mortgage Loan, Citibank, N.A., as Custodian for the Woodlands Mall Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Woodlands Mall Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Woodlands Mall Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the U.S. Industrial Portfolio V Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the U.S. Industrial Portfolio V Mortgage Loan, Wilmington Trust, National Association, as Trustee for the U.S. Industrial Portfolio V Mortgage Loan, Citibank, N.A., as Custodian for the U.S. Industrial Portfolio V Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the U.S. Industrial Portfolio V Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the U.S. Industrial Portfolio V Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the USAA Office Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the USAA Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the USAA Office Portfolio Mortgage Loan, Citibank, N.A., as Custodian for the USAA Office Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the USAA Office Portfolio Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the USAA Office Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Millennium Park Plaza Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Millennium Park Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Millennium Park Plaza Mortgage Loan, Citibank, N.A., as Custodian for the Millennium Park Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Millennium Park Plaza Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Millennium Park Plaza Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Powered Shell Portfolio - Manassas Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Powered Shell Portfolio - Manassas Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Powered Shell Portfolio - Manassas Mortgage Loan, Citibank, N.A., as Custodian for the Powered Shell Portfolio - Manassas Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Powered Shell Portfolio - Manassas Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Powered Shell Portfolio - Manassas Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Powered Shell Portfolio - Ashburn Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Powered Shell Portfolio - Ashburn Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Powered Shell Portfolio - Ashburn Mortgage Loan, Citibank, N.A., as Custodian for the Powered Shell Portfolio - Ashburn Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Powered Shell Portfolio - Ashburn Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Powered Shell Portfolio - Ashburn Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Pharr Town Center Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Pharr Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Pharr Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Pharr Town Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Pharr Town Center Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Pharr Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 105 East 17th Street Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 105 East 17th Street Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 105 East 17th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 105 East 17th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 105 East 17th Street Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 105 East 17th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 105 East 17th Street Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Midland Office Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Midland Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Midland Office Portfolio Mortgage Loan, Citibank, N.A., as Custodian for the Midland Office Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Midland Office Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Midland Office Portfolio Mortgage Loan, and U.S. Bank National Association, as Servicing Function Participant for the Midland Office Portfolio Mortgage Loan.

Dated: March 19, 2025

/s/ Scott Epperson

Scott Epperson

Chief Executive Officer

(senior officer in charge of securitization of the depositor)